EXHIBIT 99

[Credit Suisse First Boston LLC Logo]

                        $800mm AAA (Approx.) CMSI 2004-5
                             Group 1 - 30YR Jumbo A

             ALL NUMBERS APPROXIMATE

             GROSS WAC:                     5.80%
             WAM:                           358
             WA LTV:                        64%
             WA FICO:                       738

             CALIFORNIA:                    Max. 50%
             AVERAGE LOAN BALANCE:          $511,000

             CASH-OUT REFI:                 10%
             OWNER OCCUPIED:                99%
             SFD/PUD:                       89%


             RATING: "Aaa/AAA" (by two rating agencies, to be determined)
             ESTIMATED CREDIT SUPPORT:      2.10%



             INVESTOR SETTLEMENT:           8/31/2004

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

[Credit Suisse First Boston LLC Logo]

                        $275mm AAA (approx.) CMSI 2004-5
                             Group 2 - 15YR Jumbo A

             ALL NUMBERS APPROXIMATE

             GROSS WAC:                     5.00%
             WAM:                           178
             WA LTV:                        52%
             WA FICO:                       739


             CALIFORNIA:                    Max. 50%
             AVERAGE LOAN BALANCE:          $523,000

             CASH-OUT REFI:                 18%
             OWNER OCCUPIED:                99%
             SFD/PUD:                       92%


             RATING: "Aaa/AAA" (by two rating agencies, to be determined)
             ESTIMATED CREDIT SUPPORT:      2.10%



             INVESTOR SETTLEMENT:  8/31/2004


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

[Credit Suisse First Boston LLC Logo]

                        $175mm AAA (approx.) CMSI 2004-5
                             Group 3 - 15YR Jumbo A

             ALL NUMBERS APPROXIMATE

             GROSS WAC:                     5.42%
             WAM:                           178
             WA LTV:                        57%
             WA FICO:                       736


             CALIFORNIA:                    Max. 50%
             AVERAGE LOAN BALANCE:          $518,000

             CASH-OUT REFI:                 22%
             OWNER OCCUPIED:                99%
             SFD/PUD:                       91%


             RATING: "Aaa/AAA" (by two rating agencies, to be determined)
             ESTIMATED CREDIT SUPPORT:      2.10%

             INVESTOR SETTLEMENT:           8/31/2004

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

[Credit Suisse First Boston LLC Logo]

                         $115mm AAA (Approx) CMSI 2004-5
                               Group 4 - 30YR Relo

             ALL NUMBERS APPROXIMATE

             GROSS WAC:                     5.49%
             WAM:                           356
             WA LTV:                        73.5%
             WA FICO:                       733

             CALIFORNIA:                    26%
             AVERAGE LOAN BALANCE:          $505,000

             OWNER OCCUPIED:                99%
             SFD/PUD:                       92%


             RATING: "Aaa/AAA" (by two rating agencies, to be determined)

             ESTIMATED CREDIT SUPPORT:      2.10%



             INVESTOR SETTLEMENT:           8/31/2004


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.